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                                                                EXHIBIT 99.F-1.2


                           POWERGEN PLC SUBSIDIARIES


                                                                                                       PG's          Incorporated
                                                                                                     interest
                                                                Description                              %
PowerGen plc                                                    Investment co                                       England & Wales
  PowerGen Share Scheme Trustee Limited                         Qualifying Employee Trust Company     100%          England & Wales
  PowerGen UK plc                                               Electric generation                   100%          England & Wales
     PowerGen East Midlands Investments                         Investment co (unlimited)             100%          England & Wales
          PowerGen (East Midlands) Holdings                     Investment co (unlimited)             48%*#         England & Wales
          PowerGen Energy plc                                   Electric distribution in UK           100%*         England & Wales
               PowerGen Retail Gas Ltd                          Gas retail in UK                      100%          England & Wales
                    EME Industrial Shipping Ltd                 Gas shipping in UK                    100%          England & Wales
               East Midlands Electricity Gen (Non Fossil) Ltd   Investment co                         100%          England & Wales
                    Biogas Generation Ltd                       Waste combustion in UK                 50%          England & Wales
               Charnwood Insurance Co Ltd, Guernsey             Captive Insurance co                  100%          Guernsey
               Coppice Insurance Co Ltd, Guernsey               In liquidation                        100%          Guernsey
               East Midlands Electricity Gen (IPG) Ltd          Non trading                           100%          England & Wales
               Phambile Nobane (Proprietary) Ltd                Distribution project in S. Africa     33.3%         South Africa
               UK Dormant Companies                             Dormant                               100%          England & Wales
               Overseas dormant Companies                       Dormant                               100%          Various
     PowerGen CHP Ltd                                           Development and operation of          100%*         England & Wales
                                                                cogeneration plant in UK
          PowerGen Cogeneration Ltd                             Operates cogen plant in UK            100%          England & Wales
          Biogeneration Ltd                                     Operates biomass plant in UK           50%          England & Wales
     PowerGen Energy Trading Ltd                                Energy trading in Europe              100%*         England & Wales
     PowerGen Investments Ltd                                   Investment co                         100%          England & Wales
          PowerGen Renewables Holdings Ltd                      Investment co                          50%          England & Wales
               PowerGen Renewables Ltd                          Operates 9 windfarms in UK             50%          England & Wales


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
          Yorkshire Windpower Ltd                          Operates 2 windfarms in UK             25%           England & Wales
          TPG Wind Ltd                                     Operates 1 windfarm in UK              25%           England & Wales
          Windy Hills Ltd                                  Dormant                               100%           Northern Ireland
     PowerGen Renewables Developments                      Develops windfarms in UK              100%           England & Wales
          Blyth Offshore Wind Ltd                          Developing an offshore windfarm      16.5%           England & Wales
     Fusers Ltd                                            Develops windfarms in Ireland          50%           Ireland
          Tursillagh Windfarm Ltd                          Develops windfarms in Ireland          25%           Ireland

Cottam Development Centre Ltd                              Turbine testing/operation in UK        50%           England & Wales
PowerGen Gas Ltd                                           Gas pipeline transportation and       100%           England & Wales

Gen Net. Com Ltd                                           Internet services provider            100%*          England & Wales
PowerGen Systems & Services                                IT services co                        100%*          England & Wales
PowerGen Finance Ltd                                       Investment co                         100%*          England & Wales
Ergon Finance Ltd                                          Investment co                         100%*          England & Wales
PowerGen Energy Solutions                                  Energy management co in UK            100%*          England & Wales
  DelComm Ltd                                              Dormant                               100%           England & Wales
Ergon Nominees Ltd                                         Investment co                         100%           England & Wales
Garnedd Power Co Ltd                                       Hydro electric plant in Wales          60%           England & Wales
Hams Hall Management Co Ltd                                Property management co               84.6%           England & Wales
PowerGen Projects Consultancy Ltd (with Malaysian Branch)  Project management                    100%*          England & Wales
Ergon Insurance Ltd                                        Captive Insurance co                  100%           Isle of Man

PowerGen International Limited                             Investment co                         100%           England & Wales
  PowerGen Overseas Holdings Limited                       Investment co                         100%*          England & Wales
          Ergon Generation (Malaysia) Sdn Rhd              Dormant                               100%           Malaysia
  Visioncash                                               Investment co                           1%*+         England & Wales
  Ergon Overseas Holdings Ltd                              Investment co                         100%*          England & Wales
           PowerGen Holdings BV (see attached)             Investment co                          84%.          Netherlands


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
          Inputrapid Ltd                                     Investment co                          100%*          England & Wales
          Ergon Energy Ltd                                   Investment co                          100%*          England & Wales
               PT Jawa Power                                 Owner of Paiton station                 35%           Indonesia
          PowerGen Serang Ltd                                Investment co                          100%*          England & Wales
          North Queensland Power Ltd                         Dormant                                 40%           England & Wales

     LLPCo Holdings Ltd                                      Investment co                        49.95%           Australia
          LLPCo PTY Ltd                                      Manages Yallourn Investments         49.95%           Australia
     Yallourn Investments A Limited Partnership (LLP)        Financing partnership for Yallourn   49.94%+          Australia
                                                             station
          Meerco PTY Ltd                                     Investment co for Yallourn           49.94%           Australia
     Other UK Dormant Companies                              Dormant                                100%*          England & Wales

PowerGen US Holdings Ltd                                     Borrower under Credit Facility to      100%           England & Wales

     PowerGen US Investments Ltd                             Dormant (pending US investment)        100%           England & Wales

     Ergon US Investments Ltd                                Dormant (pending US investment)        100%           England & Wales

     Powerconsult Ltd                                        Dormant                                100%*          England & Wales
     Powercoal Ltd                                           Dormant                                100%*          England & Wales

 .    One share held by Ergon Nominees Limited
#    Remaining 52% held by PowerGen UK plc
+ Remaining 99% of equity held by PowerGen Holdings BV. PowerGen International Ltd holds voting control.
 .    remaining 16% held by Inputrapid Ltd
+    0.01% held by LLPCo PTY Ltd

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                             POWERGEN HOLDINGS BV

                                                                                              PG's interest
                                                 Description                                        %             Incorporated

PowerGen Holdings BV                                                                                              Netherlands
     PT PowerGen Jawa Timur                       Operator of Paiton station                        99%*          Indonesia
     Turbogas Produtora Energetica SA             Owner of Tapada station                        49.99%           Portugal
     Portugen Energia SA                          Operator of Tapada station                        75%           Portugal
     Csepel Eromu Rt                              Owner of Csepel I plant                          100%           Hungary
     PowerGen Energia RT                          Operator of Csepel II project                    100%           Hungary
     Csepel Aramtermelo                           Owner of Csepel II station (in construction)     100%           Hungary

     PowerGen Nederland BV                        Investment co                                    100%           Netherlands
          Mibrag BV                               Investment co                                   33.3%           Netherlands
               Mibrag mbH                         Owner of Mibrag mine                            33.3%           Germany
                    Mibrag IB GmbH                Finance co for Mibrag                           33.3%           Germany
                    Mibrag IV GmbH                Finance co for Mibrag                           33.3%           Germany
                    Mibrag IVB GmbH               Finance co for Mibrag                           33.3%           Germany
                    Mibrag I GmbH & Co KG         Finance co for Mibrag                           0.06%           Germany

     PowerGen Australia Holdings BV               Investment co for Yallourn                       100%           Netherlands
          PowerGen Australia BV                   Investment co for Yallourn                       100%           Netherlands
               PowerGen Aus PTY Ltd               Investment co                                    100%           Australia
               Auspower PTY Ltd                   Investment co                                  49.95%           Australia
                    Mezzco PTY Ltd                Financing partnership                          49.95%#          Australia
                    Yallourn Energy PTY Ltd       Owner of Yallourn station                      49.95%#          Australia

     PowerGen India Private Ltd                   Investment co                                    100%           India
          Gujarat PowerGen Energy Corporation     Owner of Pagathan plant                        46.34%+          India


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
     Saale Energie GmbH                                Investment co for Schkopau plant            50%          Germany
          Saale Energis Services GmbH                  Consultancy services                      49.5%          Germany
          Kraftwerk Schkopau GbR                       Owner of Schkopau plant                   20.5%          Germany
          Kraftwerk Schkopau B'Gessellschaft GmbH      Operator of Schkopau plant                22.5%          Germany
     LG Energy Co Ltd                                  Owner of Bugkok plant                     49.9%          Korea
     PT Power Jawa Barat                               Developer of Serang project                 40%          Indonesia
     BLCP Power Limited                                Developer of Map Ta Phut project            35%          Thailand
     PowerGen (Malaysia) Sdn Bhd                       Non trading                                100%          Malaysia
     PowerGen Brasil Limitada                          Dormant                                    100%          Brasil
     Csepel Holdings BV                                Dormant                                    100%          Netherlands

*    PowerGen Overseas Holdings Limited holds 1% share capital
# Also, 49.95% redeemable preference shares in Auspower PTY Ltd held by PowerGen Aus Pty Limited
+ PowerGen Holdings BV has an additional 27.7% direct interest in Gujarat PowerGen Energy Corporation

Note:  All of the above-referenced Investment Companies are financing companies.

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